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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated January 27, 1999, appearing on page 20 of Infinity Broadcasting Corporation's Form 10-K/A and page 40 of Infinity Broadcasting Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this Proxy Statement/ Prospectus of the Company and the reference to our firm under the heading "Experts" in this Proxy Statement/Prospectus.

                                          /s/ KPMG LLP
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                                          KPMG LLP

KPMG LLP

New York, New York

October 1, 1999